                               AMENDMENT NO. 10

          AMENDMENT NO. 10, dated as of December 9, 1998 (this "Amendment"), between TrizekHahn Centers Inc., a California corporation ("THCI"), and The Rouse Company, a Maryland corporation ("Rouse"), and Westfield America, Inc., a Missouri corporation ("Westfield" and, together with Rouse, the "Acquirors").

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, THCI, Rouse and Westfield are parties to an Asset Purchase Agreement, dated as of April 6, 1998, as amended by Amendment No. 1 dated as of July 31, 1998, by the letter agreement dated as of July 31, 1998, by Amendment No. 2 dated as of August 31, 1998, by Amendment No. 3 dated as of September 23, 1998, by Amendment No. 4 dated as of September 25, 1998, by Amendment No. 5 dated as of October 7, 1998, by Amendment No. 6 dated as of October 22, 1998, by Amendment No. 7 dated as of October 30, 1998, by Amendment No. 8 dated November 17, 1998 and by Amendment No. 9 dated December 3, 1998 (the "Asset Purchase Agreement"; terms defined in the Asset Purchase Agreement and not otherwise defined herein being used herein as therein defined);

          WHEREAS, THCI, Rouse and Westfield desire to amend the Asset Purchase Agreement as set forth in this Amendment; and

          WHEREAS, pursuant to Section 12.09 of the Asset Purchase Agreement, the Asset Purchase Agreement may be amended by the parties hereto.

          NOW THEREFORE, in consideration of the premises and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                  AMENDMENTS TO THE ASSET PURCHASE AGREEMENT

          Section 1.01   1% Capital Mall Company Partnership Interest.

             (a) On October 7, 1998 (the "Initial Capital Mall Closing Date"), THCI sold a 49% Partnership Interest in Capital Mall Company to Capital Shopping Center LLC (a wholly owned subsidiary of Westfield). On or about December 8, 1998, THCI will sell its remaining 1% Partnership Interest in Capital Mall Company (the "1% Interest") to Capital Shopping Center Inc., a Delaware corporation ("CSCI") (a wholly owned subsidiary of Westfield). Notwithstanding anything in the Asset Purchase Agreement to the contrary, for purposes of calculating prorations pursuant to Section 2.07 of the Asset Purchase Agreement, the sale of the 1% Interest to CSCI shall be deemed to have occurred on the Initial Capital Mall Closing Date.

               (b) At the Closing for the 1% Interest, Westfield shall cause CSCI to pay to THCI the Adjusted Allocated Purchase Price for the 1% Interest (which THCI and Westfield have agreed is $44,781, subject to the final calculation of prorations pursuant to the Asset Purchase Agreement), plus 7% interest on said Adjusted Allocated Purchase Price from the Initial Capital Mall Closing Date to the date of said Closing.

                                   ARTICLE II

                               GENERAL PROVISIONS

          Section 2.01   Authority; Effect on Asset Purchase Agreement.

               (a) THCI hereby represents as follows:

                   (i) THCI has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Asset Purchase Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                   (ii) The execution and delivery of this Amendment by THCI and the consummation by THCI of the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment) have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of THCI are necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                   (iii) This Amendment has been duly and validly executed and delivered by THCI and, assuming the due authorization, execution and delivery by Rouse and Westfield, the Asset Purchase Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of THCI, enforceable against THCI in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

               (b) Rouse and Westfield each, severally but not jointly, hereby represents as follows:

                   (i) Such Acquiror has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Asset Purchase Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Asset Purchase Agreement) as amended by this Amendment).

                   (ii) The execution and delivery of this Amendment by such Acquiror and the consummation by them of the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment) have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Acquiror are necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                   (iii) This Amendment has been duly and validly executed and delivered by such Acquiror and, assuming the due authorization, execution and delivery by THCI, the Asset Purchase Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of such Acquiror, enforceable against such Acquiror in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganiza tion, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

               (c) Except as amended hereby, the provisions of the Asset Purchase Agreement are and shall remain in full force and effect.

          Section 2.02 Counterparts. This Amendment may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


                 [BALANCE OF THE PAGE INTENTIONALLY LEFT BLANK]

          Section 2.03 Governing Law. This Amendment shall be governed in the same manner as provided in Section 12.10 of the Asset Purchase Agreement.

          IN WITNESS WHEREOF, THCI, Rouse and Westfield have caused this Amendment to be executed as of the date first written above by their respective officers "hereunto duly authorized."

                                          TRIZECHAHN CENTERS INC.

                                          By:  /s/ Neil Jacob
                                               -----------------------
                                               Name:  Neil Jacob
                                               Title: Vice President


                                          THE ROUSE COMPANY

                                          By:  /s/ Richard E. Galen
                                               -----------------------
                                               Name:  Richard E. Galen
                                               Title: Vice President


                                          WESTFIELD AMERICA, INC.

                                          By:  /s/ Irv Hepner
                                               -----------------------
                                               Name:  Irv Hepner
                                               Title: Secretary

         Section 2.03 Governing Law. This Amendment shall be governed in the same manner as provided in Section 12.10 of the Asset Purchase Agreement.

         IN WITNESS WHEREOF, THCI, Rouse and Westfield have caused this Amendment to be executed as of the date first written above by their respective officers "hereunto duly authorized."

                                          TRIZECHAHN CENTERS INC.

                                          By:  /s/ Neil Jacob
                                               -----------------------
                                               Name:  Neil Jacob
                                               Title: Vice President


                                          THE ROUSE COMPANY

                                          By:  /s/ Richard E. Galen
                                               -----------------------
                                               Name:  Richard E. Galen
                                               Title: Vice President


                                          WESTFIELD AMERICA, INC.

                                          By:  /s/ Irv Hepner
                                               -----------------------
                                               Name:  Irv Hepner
                                               Title: Secretary

         Section 2.03 Governing Law. This Amendment shall be governed in the same manner as provided in Section 12.10 of the Asset Purchase Agreement.

         IN WITNESS WHEREOF, THCI, Rouse and Westfield have caused this Amendment to be executed as of the date first written above by their respective officers "hereunto duly authorized."

                                          TRIZECHAHN CENTERS INC.

                                          By:  /s/ Neil Jacob
                                               -----------------------
                                               Name:  Neil Jacob
                                               Title: Vice President


                                          THE ROUSE COMPANY

                                          By:  /s/ Richard E. Galen
                                               -----------------------
                                               Name:  Richard E. Galen
                                               Title: Vice President


                                          WESTFIELD AMERICA, INC.

                                          By:  /s/ Irv Hepner
                                               -----------------------
                                               Name:  Irv Hepner
                                               Title: Secretary